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                            SCHEDULE 14A INFORMATION
                 CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Consent Statement

[ ] Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))

[ ] Definitive Consent Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                                AMP INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ALLIEDSIGNAL INC.
                          PMA ACQUISITION CORPORATION
     (NAME OF PERSON(S) FILING CONSENT STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[x] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

    1) Title of each class of securities to which transaction applies:

       .....................................................................

    2) Aggregate number of securities to which transaction applies:

       .....................................................................

    3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       .....................................................................

    4) Proposed maximum aggregate value of transaction:

       .....................................................................

    5) Total fee paid:

       .....................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       .....................................................................

    2) Form, Schedule or Registration Statement No.:

       .....................................................................

    3) Filing Party:

       .....................................................................

    4) Date Filed:

       .....................................................................

================================================================================





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

    FIRST SUPPLEMENT TO THE OFFER TO PURCHASE FOR CASH DATED AUGUST 10, 1998
                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       40,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                      $44.50 NET PER SHARE OF COMMON STOCK

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND THE PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.

                                   IMPORTANT

     BECAUSE THE OFFER, AS AMENDED, CONTEMPLATES THE PURCHASE OF UP TO 40 MILLION SHARES, OFFEROR BELIEVES THAT, BASED ON THE NUMBER OF SHARES OUTSTANDING AS REPORTED IN THE COMPANY 1998 SECOND QUARTER 10-Q (AS DEFINED HEREIN), THE AMENDED BUSINESS COMBINATION CONDITION, THE AMENDED CONTROL SHARE CONDITION AND THE AMENDED RIGHTS CONDITION (EACH AS DEFINED HEREIN) WILL BE SATISFIED FOR PURPOSES OF THE OFFER. THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE HSR CONDITION OR THE MINIMUM CONDITION (EACH AS DEFINED IN THE OFFER TO PURCHASE). SEE SECTION 8.
                            ------------------------
                                   IMPORTANT

     Any shareholder desiring to tender Shares (and, if applicable, Rights) should either (1) complete and sign the revised Letter of Transmittal delivered herewith or the Letter of Transmittal previously delivered by Parent and Offeror (or a facsimile thereof) in accordance with the instructions in the Letters of Transmittal, including any required signature guarantees, and mail or deliver the Letters of Transmittal (or a facsimile thereof) with the certificates for the tendered Shares and all other required documents to the Depositary or tender Shares pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase (as defined herein), or (2) request the shareholder's broker, dealer, commercial bank, trust company or other nominee to effect the transaction for the shareholder. Shareholders having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact the broker, dealer, commercial bank, trust company or other nominee if they desire to tender Shares so registered. Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of a Share.

     TO BE VALID, A TENDER OF SHARES MUST BE ACCOMPANIED BY CERTIFICATES REPRESENTING SHARES OR THE BOOK-ENTRY TRANSFER PROCEDURES MUST BE COMPLIED WITH ON A TIMELY BASIS. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER THE DATE HEREOF.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE INITIAL OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE
SECTION 3 OF THE OFFER TO PURCHASE.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth on the back cover of this First Supplement. Additional copies of the Offer to Purchase, the Letters of Transmittal and other related materials may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.
                            ------------------------
                     The Dealer Managers for the Offer are:

LAZARD FRERES & CO. LLC                                     GOLDMAN, SACHS & CO.
------------

SEPTEMBER 14, 1998




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                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
INTRODUCTION...............................................................................................     1
   1. Terms of the Offer; Proration; Expiration Date.......................................................     2
   2. Procedures for Tendering Shares......................................................................     3
   3. Price Range of Common Stock; Dividends...............................................................     4
   4. Source and Amount of Funds...........................................................................     4
   5. Background of the Offer; Contacts with the Company...................................................     4
   6. Purposes of the Offer and the Proposed Merger; Plans for the Company; Certain Considerations.........     5
   7. Dividends and Distributions..........................................................................     6
   8. Conditions of the Offer..............................................................................     7
   9. Certain Legal Matters; Regulatory Approvals; Certain Litigation......................................    10
  10. Miscellaneous........................................................................................    11

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To: All Holders of Common Stock of AMP Incorporated.

                                  INTRODUCTION

     The following information amends and supplements the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), of PMA Acquisition Corporation ('Offeror'), a Delaware corporation and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), pursuant to which Offeror is offering to purchase shares of common stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), including the associated Common Stock Purchase Rights (the 'Rights'), issued pursuant to the Rights Agreement, dated as of October 25, 1989, as amended, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the 'Rights Agreement'). Unless the context otherwise requires, all references to Shares include the associated Rights, and all references to the Rights include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights.

     Offeror is now offering to purchase up to an aggregate of 40,000,000 Shares at $44.50 per Share, net to the seller in cash, without interest (the 'Offer Price'), upon the terms and subject to the conditions set forth in the Offer to Purchase, as amended by this First Supplement, and in the revised Letter of Transmittal (which, as amended from time to time, collectively constitute the 'Offer').

     BECAUSE THE OFFER, AS AMENDED, CONTEMPLATES THE PURCHASE OF UP TO AN AGGREGATE OF 40,000,000 SHARES, OFFEROR BELIEVES THAT, BASED ON THE NUMBER OF SHARES OUTSTANDING AS REPORTED IN THE COMPANY 1998 SECOND QUARTER 10-Q, THE AMENDED BUSINESS COMBINATION CONDITION, THE AMENDED CONTROL SHARE CONDITION AND THE AMENDED RIGHTS CONDITION WILL BE SATISFIED FOR PURPOSES OF THE OFFER. THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE HSR CONDITION OR THE MINIMUM CONDITION. SEE SECTION 8.

     If Offeror becomes aware that the purchase of 40,000,000 Shares would constitute the purchase of 20% or more of the outstanding Shares or if any other event occurs that would result in Offeror being the beneficial owner of 20% or more of the outstanding Shares, Offeror intends to take any action it deems appropriate or advisable, including selling Shares (whether 'short' or otherwise) in the market or tendering into any competing tender offer, so that Offeror will not be an 'Acquiring Person' under the Rights Agreement and will not trigger the applicability of the Control Share Acquisition Statute, the Business Combination Statute, or Subchapters E or I of Chapter 25 of the Pennsylvania Business Corporation Law (the 'PBCL').

     Concurrently with the filing of this First Supplement, Parent is filing with the Commission a revised preliminary Consent Statement (the 'Amended Consent Solicitation') pursuant to which it is soliciting the consent of holders of Shares to two sets of proposals (the 'Proposals'). The first proposal, the 'Shareholder Rights Proposal,' if approved by the Company's shareholders, would remove from the Company Board all powers with respect to the Rights Agreement and would vest those powers in three individuals, the Rights Agreement Managing Agents. The Rights Agreement Managing Agents will cause the Rights Agreement to be amended in a number of respects, including making it inapplicable (i) to any tender or exchange offer (including the Second Offer, as defined herein) if, as a result of that offer, the offeror and its affiliates would be the beneficial owners of a majority of the outstanding Shares and (ii) to any merger (including the Proposed Merger, as defined below) if the merger either does not require shareholder approval or is approved by the requisite vote of the Company's shareholders. The Rights Agreement Managing Agents will also cause the Rights Agreement to be amended to make the Rights redeemable and to make other changes to facilitate an acquisition of the Company by any person (including Parent).

     The second set of proposals, the 'Nominee Election Proposals,' if approved by the Company's shareholders, would result in the Nominees becoming a majority of the Company Board. The Nominees, if elected, intend, subject to their fiduciary duties as directors of the Company, to cause the Company to enter into an agreement providing for a merger or similar business combination (a 'Proposed Merger') with Parent providing for payment to the Company's shareholders of $44.50 per

                                       1




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Share in cash. This agreement would be subject to approval by the holders of at least 66 2/3% of the outstanding Shares, unless Parent shall have previously acquired 80% or more of the outstanding Shares pursuant to the Offer and the Second Offer or otherwise. The Nominees also intend to take whatever other actions are appropriate, subject to fulfillment of their fiduciary duties as directors of the Company, to facilitate the Second Offer, including approving the Second Offer and the Proposed Merger under the Business Combination Statute.

     In order to facilitate its acquisition of control of, and the entire equity interest in, the Company and to obtain a significant vote for purposes of the Amended Consent Solicitation, Parent and Offeror are hereby amending the Offer principally: (i) to reduce the aggregate number of Shares sought in the Offer to 40,000,000 Shares, approximately the maximum number of Shares (based on the number of outstanding Shares as reported in the Company 1998 Second Quarter 10-Q) that Offeror can acquire without becoming an 'Acquiring Person' under the Rights Agreement and without triggering the applicability of the Control Share Acquisition Statute, the Business Combination Statute or Subchapters E or I of Chapter 25 of the PBCL; (ii) to amend the Rights Condition, the Business Combination Condition and the Control Share Condition (each as defined in the Offer to Purchase) so that they are applicable to the Offer only and not to the consummation of the Proposed Merger; (iii) to eliminate the HSR Condition and the Minimum Condition; and (iv) to condition the Offer on there having been no material amendment made to the Rights Agreement after July 30, 1998, other than amendments publicly announced by the Company prior to September 10, 1998. See Introduction and Sections 12 and 15 of the Offer to Purchase and Section 8 of this First Supplement.

     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES OR WRITTEN CONSENTS FROM THE COMPANY'S SHAREHOLDERS. ANY SOLICITATION OF PROXIES OR WRITTEN CONSENTS WHICH PARENT OR OFFEROR MIGHT MAKE WOULD BE MADE ONLY PURSUANT TO SEPARATE PROXY OR CONSENT SOLICITATION MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE 'EXCHANGE ACT').

     Following Offeror's acceptance for payment of Shares in the Offer, Offeror intends promptly to commence another tender offer (the 'Second Offer') to purchase all outstanding Shares not owned by Offeror at a price of $44.50 per Share, net to the seller in cash, without interest, upon essentially the same terms and subject to the same conditions set forth in the Offer to Purchase in order to acquire control of, and the entire equity interest in, the Company.

     This First Supplement should be read in conjunction with the Offer to Purchase. Except as set forth in this First Supplement and the revised Letter of Transmittal, the terms and conditions previously set forth in the Offer to Purchase and the Letter of Transmittal mailed with the Offer to Purchase remain applicable in all respects to the Offer. Terms used but not defined in this First Supplement have the meanings set forth in the original Offer to Purchase.

     Based upon information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (the 'Company 1998 Second Quarter 10-Q'), as of July 27, 1998, 218,601,033 Shares were issued and outstanding. Accordingly, Parent believes that the 40,000,000 Shares for which the Offer is being made should constitute less than 20% of the outstanding Shares, which Offeror believes is less than the number of Shares that Offeror can purchase without becoming an 'Acquiring Person' under the Rights Agreement and without triggering the applicability of the Business Combination Statute, the Control Share Acquisition Statute or Subchapters E or I of Chapter 25 of the PBCL. See Sections 1, 12 and 15 of the Offer to Purchase and Section 8 of this First Supplement.

     THE OFFER TO PURCHASE, THIS FIRST SUPPLEMENT AND THE REVISED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

     1. TERMS OF THE OFFER; PRORATION; EXPIRATION DATE. The discussion set forth in Section 1 of the Offer to Purchase is hereby amended and supplemented as follows:

     Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), Offeror will accept for payment and pay for up to an aggregate of 40,000,000 Shares that are validly tendered prior to the Expiration

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Date (as defined herein) and not properly withdrawn in accordance with Section 4 of the Offer to Purchase. The term 'Expiration Date' means 12:00 Midnight, New York City time, on September 25, 1998 unless and until Offeror, in its sole discretion, shall have extended the period of time during which the Offer is open, in which event the term 'Expiration Date' will mean the latest time and date at which the Offer, as so extended by Offeror, will expire.

     THE OFFER IS CONDITIONED UPON SATISFACTION OF THE CONDITIONS SET FORTH IN
SECTION 8 OF THIS FIRST SUPPLEMENT.

     OFFEROR RESERVES THE RIGHT (SUBJECT TO THE APPLICABLE RULES AND REGULATIONS OF THE COMMISSION) TO AMEND OR WAIVE ANY TERMS AND CONDITIONS OF THE OFFER.

     If more than 40,000,000 Shares are validly tendered prior to the Expiration Date and not properly withdrawn, Offeror will, upon the terms and subject to the conditions of the Offer, accept for payment and pay for only 40,000,000 Shares, on a pro rata basis, with adjustments to avoid purchases of fractional Shares, based upon the number of Shares validly tendered prior to the Expiration Date and not properly withdrawn. Because of the difficulty of determining precisely the number of Shares validly tendered and not withdrawn, if proration is required, Offeror would not expect to be able to announce the final results of proration or pay for Shares until at least three days after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable after the Expiration Date. Holders of Shares may obtain such preliminary information from the Information Agent and also may be able to obtain such preliminary information from their brokers.

     2. PROCEDURES FOR TENDERING SHARES. The discussion set forth in Section 3 of the Offer to Purchase is hereby amended and supplemented as follows:

     TO BE VALID, A TENDER OF SHARES MUST BE ACCOMPANIED BY CERTIFICATES REPRESENTING SHARES OR THE BOOK-ENTRY TRANSFER PROCEDURES MUST BE COMPLIED WITH ON A TIMELY BASIS. SEE SECTION 3 OF THE OFFER TO PURCHASE. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER THE DATE OF THIS FIRST SUPPLEMENT.

     The revised Letter of Transmittal distributed with this First Supplement may be used to tender Shares. Tendering shareholders also may continue to use the Letter of Transmittal previously delivered with the Offer to Purchase to tender Shares. HOWEVER, THE PROVISIONS IN THE PREVIOUSLY DISTRIBUTED LETTER OF TRANSMITTAL RELATING TO GUARANTEED DELIVERY WILL NO LONGER BE APPLICABLE TO THE OFFER. By tendering Shares pursuant to the revised Letter of Transmittal or the Letter of Transmittal previously delivered, tendering shareholders will be deemed to represent and warrant to Parent and Offeror that the tender of Shares complies with Rule 14e-4 under the Exchange Act.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE INITIAL OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE
SECTION 3 OF THE OFFER TO PURCHASE.

     By executing the Letter of Transmittal, a tendering shareholder irrevocably appoints designees of Offeror as the shareholder's attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth in the appropriate Letter of Transmittal, to the full extent of the shareholder's right with respect to the Shares (or, if applicable, Rights) tendered by that shareholder and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of these Shares on or after August 10, 1998). All powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by Offeror in accordance with the terms of the Offer. Upon acceptance for payment, all prior proxies, other than any consents in favor of proposals set forth in the Consent Solicitation, given by the shareholder with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the shareholder (and, if given or executed, will not be deemed effective) with respect to these Shares. The designees of Offeror will, with respect to the Shares and other

                                       3




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securities or rights, be empowered to exercise all voting and other rights of the shareholder as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by written consent in lieu of any meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for the Shares, Offeror or its designee must be able to exercise full voting and other rights with respect to the Shares and the other securities or rights issued or issuable in respect of the Shares, including the voting of Common Stock at any shareholders meeting (whether annual or special or whether or not adjourned) or written consents in lieu of any meeting or otherwise.

     OFFEROR INTENDS TO VOTE ALL SHARES ACQUIRED IN THE OFFER IN FAVOR OF THE PROPOSALS.

     3. PRICE RANGE OF COMMON STOCK; DIVIDENDS. The discussion set forth in
Section 6 of the Offer to Purchase is hereby amended and supplemented as follows:

     On September 11, 1998, the last full trading day before AlliedSignal's public announcement of its intention to amend the Offer, the last reported closing price of the Shares on the NYSE was $39.00. SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES.

     4. SOURCE AND AMOUNT OF FUNDS. The discussion set forth in Section 10 of the Offer to Purchase is hereby amended and supplemented as follows:

     Offeror estimates that the total amount of funds now required to acquire Shares pursuant to the Offer and the Second Offer and to pay all related costs and expenses, will be approximately $10.1 billion, of which approximately $2.0 billion will be required to consummate the Offer and to pay related costs and expenses. Parent anticipates borrowing up to approximately $2.0 billion by issuing commercial paper and/or engaging in either short, medium and possibly long-term borrowings, or a combination thereof, in the bank, private and public debt market to finance the acquisition of the Shares pursuant to the Offer and to pay the related costs and expenses.

     5. BACKGROUND OF THE OFFER; CONTACTS WITH THE COMPANY. The discussion set forth in Section 11 of the Offer to Purchase is hereby amended and supplemented as follows:

     On August 12, 1998, AlliedSignal filed preliminary materials for its consent solicitation, in which it stated that it was seeking shareholders' consent to the Nominee Proposals.

     Prior to the Company's amendment of the Rights Agreement described below, the Rights Agreement had provided that, under certain circumstances, the decision to redeem the Rights required the concurrence of a majority of the members of the Company Board who were members of the Company Board prior to October 25, 1989 (the 'Continuing Directors') or their nominees (the 'Dead Hand Provision'). Parent and Offeror believed that the Dead Hand Provision was unenforceable. Accordingly, on August 4, 1998, Parent filed a complaint against the Company in the United States District Court for the Eastern District of Pennsylvania in which it sought relief declaring the Dead Hand Provision invalid.

     Parent believed that the Rights Agreement, as in effect at the time the Offer commenced, would have permitted Parent to consummate a merger with the Company without triggering the dilutive effect of the Rights, so long as Parent did not acquire 20% or more of the Shares before the merger. Parent was also of the view that, if the Nominees were elected to and constituted a majority of the Company Board, the Continuing Directors could have been persuaded to redeem the Rights, in furtherance of their fiduciary duties to the Company, although there were no assurances that this would have been the case.

     On August 21, 1998, the Company filed with the Commission a
Solicitation/Recommendation Statement on Schedule 14D-9, which reflected the conclusion of the Company Board that Offeror's initial offer for any and all Shares was not in the best interests of the Company and its relevant constituencies and recommended to Company shareholders that they reject that offer.

     In response to the Offeror's initial offer for any and all Shares and to Parent's stated intention to seek shareholder consent to the election of the Nominees, the Company Board approved, at a meeting

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held on August 20, 1998, Amendment No. 3 to the Rights Agreement, which amended the Rights Agreement to provide that:

          (i) unless the Rights are redeemed prior thereto, a merger or other business combination transaction will be an event triggering a Transaction Exercise Right, irrespective of whether other events have previously occurred to cause the Rights Certificates to have been distributed, (ii) the Rights shall become nonredeemable upon a change in the Board occurring at any time following receipt of an unsolicited acquisition proposal such that the disinterested directors (as such term is defined under Pennsylvania law) in office prior to the first such unsolicited acquisition proposal, together with their successors as may be approved by the Board of Directors prior to their election, no longer constitute a majority of the Board of Directors, (iii) the Qualifying Offer exception shall be applicable unless and until the Rights become nonredeemable under clause
     (ii) above, and (iv) the Rights Agreement generally may not be amended when the Rights are not redeemable.

     The amendment to the Rights Agreement referred to above (the 'Nonredemption Provision'), which effectively replaced the Dead Hand Provision, makes the Rights non-redeemable by any directors, even 'disinterested' directors, if a majority of the Company Board are persons other than the present directors of the Company or their designees. This amendment also eliminated Parent's ability to consummate a merger without prior redemption of the Rights.

     The Nonredemption Provision would remain in effect until the expiration of the Rights Agreement on November 6, 1999 and, if the Nominees are elected and constitute a majority of the Company Board, would preclude a business combination prior to November 6, 1999 by the Company with any person, including Parent, no matter what the price offered or terms specified. At the August 20, 1998 meeting, the Company Board also adopted a resolution providing that, for a period of six months after the expiration of the Rights Agreement, the Company will neither adopt nor have in place a shareholder rights plan.

     Parent and Offeror believe that the Nonredemption Provision is invalid and unenforceable because it unlawfully interferes with the rights of shareholders to elect directors and unlawfully deprives directors of their ability to manage the business and affairs of the Company. Parent is amending its complaint to seek a declaration that the Nonredemption Provision is invalid and unenforceable. See Section 9 of this First Supplement.

     On September 4, 1998, Parent entered into an agreement with the Company (the 'Notice Agreement'), pursuant to which Parent agreed to give at least six calendar days' notice to the Company prior to making any amendments, changes or additions (including the addition of new proposals) to the Proposals set forth in the Consent Solicitation, and pursuant to which the Company agreed to give at least six calendar days' notice to Parent prior to (i) the issuance or sale by the Company, other than in an aggregate amount not exceeding five percent of the Company's outstanding Common Stock, of any Company Common Stock; (ii) the amendment by the Company of the Company By-laws; and (iii) the amendment by the Company of the Rights Agreement. Pursuant to the agreement, Parent also agreed not to contest the Consent Solicitation record date of October 15, 1998.

     Concurrently with the filing of this First Supplement, Parent is filing the Amended Consent Solicitation with the Commission. See Section 6 of this First Supplement.

     6. PURPOSES OF THE OFFER AND THE PROPOSED MERGER; PLANS FOR THE COMPANY; CERTAIN CONSIDERATIONS. The discussion set forth in Section 12 of the Offer to Purchase is hereby amended and supplemented as follows:

     The purposes of the Offer are for Parent, through Offeror, to acquire a significant equity interest in the Company as the first step toward a business combination of Parent and the Company and to obtain a significant vote for purposes of the Amended Consent Solicitation. Following Offeror's acceptance for payment of Shares in the Offer, Purchaser intends to commence the Second Offer to acquire control of, and the entire equity interest in, the Company. The Second Offer will be subject to essentially the same terms and conditions set forth in the Offer to Purchase, including the Minimum Condition, the Business Combination Condition, the Control Share Condition and the Rights Condition (each as defined in the Offer to Purchase).

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     In furtherance of its efforts to acquire control of, and the entire equity interest in, the Company, Parent intends to solicit shareholder consents to the Proposals. The first Proposal, the 'Shareholder Rights Proposal,' if approved by the Company's shareholders, would remove from the Company Board all powers with respect to the Rights Agreement and would vest those powers in three individuals, the Rights Agreement Managing Agents. The Rights Agreement Managing Agents will cause the Rights Agreement to be amended in a number of respects, including making it inapplicable (i) to any tender or exchange offer (including the Second Offer) if, as a result of the offer, the offeror and its affiliates would be the beneficial owner of a majority of the outstanding Shares and (ii) to any merger (including the Proposed Merger) if the merger either does not require shareholder approval or is approved by the requisite vote of the Company's shareholders. The Rights Agreement Managing Agents will also cause the Rights Agreement to be amended to make the Rights redeemable and to make other changes to facilitate an acquisition of the Company by any person (including Parent).

     The second set of proposals, the 'Nominee Election Proposals,' if approved by the Company's shareholders, would result in the Nominees becoming a majority of the Company Board. The Nominees, if elected, intend, subject to their fiduciary duties, to cause the Company to enter into a Proposed Merger with Parent providing for payment to the Company's shareholders of $44.50 per Share in cash. This agreement would be subject to approval by the holders of 66 2/3% of the outstanding shares of Company Common Stock, unless Parent shall have previously acquired 80% or more of the outstanding shares of Company Common Stock pursuant to the Offer and the Second Offer or otherwise. The Nominees also intend to take whatever other actions are appropriate, subject to fulfillment of their fiduciary duties as directors of the Company, to facilitate the Second Offer, including approving the Second Offer and the Proposed Merger under the Business Combination Statute.

     The Company Board has fixed October 15, 1998, as the record date for the Consent Solicitation for the Nominee Election Proposals. Offeror has asked the Company to confirm that October 15, 1998 will also be the record date for the Shareholder Rights Proposal.

     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES OR WRITTEN CONSENTS FROM THE COMPANY'S SHAREHOLDERS. ANY SOLICITATION OF PROXIES OR WRITTEN CONSENTS WHICH PARENT OR OFFEROR UNDERTAKES WOULD BE MADE ONLY PURSUANT TO SEPARATE PROXY OR CONSENT SOLICITATION MATERIALS IN COMPLIANCE WITH THE REQUIREMENTS OF SECTION 14(a) OF THE EXCHANGE ACT.

     7. DIVIDENDS AND DISTRIBUTIONS. The second paragraph of Section 13 of the Offer to Purchase is hereby amended in its entirety to read as follows:

     If, on or after the date of the Offer to Purchase, the Company should declare or pay any dividend on the Shares, other than the regular quarterly dividend of not more than $0.27 per Share, or make any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is payable or distributable to shareholders of record on a date prior to the transfer to the name of Offeror or its nominee or transferee on the Company's share register of the Shares purchased pursuant to the Offer, then, subject to the provisions of Section 14 of the Offer to Purchase, as amended by this First Supplement, (i) in the case of any cash dividends or cash contributions, at Offeror's option, either (x) the Offer Price payable by Offeror pursuant to the Offer will be reduced by the amount of the cash dividend or cash distribution or
(y) the amount of the cash dividend or cash distribution will be received and held by the tendering shareholder for the account of Offeror and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of Offeror and (ii) in the case of any non-cash dividend, distribution or right to be received by the tendering shareholders, that dividend, distribution or right will be received and held by the tendering shareholders for the account of Offeror and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of Offeror, accompanied by appropriate documentation of transfer. Pending this remittance and subject to applicable law, Offeror will be entitled to all rights and privileges as owner of any cash or non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Offeror in its sole discretion.

     8. CONDITIONS OF THE OFFER. The discussion set forth in Section 14 of the Offer to Purchase is hereby amended in its entirety to read as follows:

     Notwithstanding any other terms of the Offer, and in addition to (and not in limitation of) Offeror's rights to extend and amend the Offer at any time in its sole discretion, Offeror will not be required to accept for payment or, subject to any applicable rules and regulations of the Commission, including Rule 14e-1(c) under the Exchange Act (relating to Offeror's obligation to pay for or return tendered Shares promptly after termination or withdrawal of the Offer), pay for, and may delay the acceptance for payment of or, subject to the restriction above, the payment for, any tendered Shares, and may terminate the Offer as to any Shares not then paid for, if Offeror, in its sole discretion, determines (1) at or prior to the expiration of the Offer (i) the Rights have not been redeemed by the Company Board or Offeror is not satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Offer (the 'Amended Rights Condition'); (ii) the acquisition of Shares pursuant to the Offer has not been approved pursuant to Chapter 25, Subchapter F of the PBCL (the 'Business Combination Statute') or Offeror is not satisfied, in its sole discretion, that the Business Combination Statute is invalid or otherwise inapplicable to the Offer (the 'Amended Business Combination Condition'); or (iii) Offeror has not been accorded the right to vote the Shares acquired by it pursuant to the Offer under Chapter 25, Subchapter G of the PBCL or Offeror is not satisfied that the Control Share Condition is invalid or otherwise inapplicable to the Offeror (the 'Amended Control Share Condition') or
(2) at any time after July 30, 1998 and prior to the expiration of the Offer, any of the following events shall occur:

          (a) there shall have been threatened, instituted or pending any action, proceeding, application or counterclaim before any court or governmental regulatory or administrative agency, authority, tribunal or commission, domestic or foreign, by any government or governmental authority or agency or commission, domestic or foreign, or by any other person, domestic or foreign (whether brought by the Company, an affiliate of the Company or any other person), which (i) challenges or seeks to challenge or make illegal the acquisition by Parent or Offeror (or any affiliate thereof) of the Shares, restrains, delays or prohibits or seeks to restrain, delay or prohibit the making of the Offer, consummation of the transactions contemplated by the Offer or any other subsequent business combination, restrains, prohibits or seeks to restrain or prohibit the performance of any of the contracts or other arrangements entered into by Offeror or any of its affiliates in connection with the acquisition of the Company or obtains or seeks to obtain any material damages or otherwise directly or indirectly relating to the transactions contemplated by the Offer, (ii) prohibits or limits or seeks to prohibit or limit Parent's or Offeror's ownership or operation of all or any portion of their or the Company's business or assets (including, without limitation, the business or assets of their respective affiliates and subsidiaries) or compels or seeks to compel Parent or Offeror to dispose of or hold separate all or any portion of their own or the Company's business or assets (including without limitation the business or assets of their respective affiliates and subsidiaries or imposes or seeks to impose any limitation on the ability of Parent, Offeror or any affiliate of either of them to conduct its own business or own the assets as a result of the transactions contemplated by the Offer or any other subsequent business combination, (iii) makes or seeks to make the acceptance for payment, purchase of, or payment for, the Shares pursuant to the Offer illegal or results in a delay in, or restricts, the ability of Parent or Offeror, or renders Parent or Offeror unable, to accept for payment, purchase or pay for some or all of the Shares or to consummate the Offer, (iv) imposes or seeks to impose limitations on the ability of Parent or Offeror or any affiliate of either of them effectively to acquire or hold or to exercise full rights of ownership of the Shares, including, without limitation, the right to vote the Shares purchased by them on an equal basis with all other Shares on all matters properly presented to the shareholders of the Company, (v) in the sole judgment of Parent or Offeror, might adversely affect the Company or any of its subsidiaries or affiliates or Parent, Offeror, or any of their respective affiliates or subsidiaries, (vi) in the sole judgment of Parent or Offeror, might result in a diminution in the value of the Shares or the benefits expected to be derived by Parent or Offeror as a result of the transactions contemplated by the Offer, (vii) in the sole judgment of Parent or Offeror, imposes or seeks to impose any material condition to the Offer unacceptable to Parent or Offeror or

     (viii) otherwise directly or indirectly relates to the Offer or any other business combination with the Company;

          (b) there shall be any action taken, or any statute, rule, regulation or order or injunction shall be sought, proposed, enacted, promulgated, entered, enforced or deemed or become applicable to (i) Parent, Offeror or any other affiliate of Parent or (ii) the Offer or other subsequent business combination between Parent or Offeror (or any affiliate thereof) and the Company or any affiliate of the Company or any other action shall have been taken, proposed or threatened, by any government, governmental authority or other regulatory or administrative agency or commission or court, domestic, foreign or supranational, that, in the sole judgment of Parent or Offeror, might, in each case, directly or indirectly, result in any of the consequences referred to in clauses (i) through (viii) of paragraph (a) above;

          (c) any change (or any condition, event or development involving a prospective change) shall have occurred or been threatened in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition (financial or otherwise), operations, licenses, franchises, permits, permit applications, results of operations or prospects of the Company or any of its subsidiaries or affiliates which, in the sole judgment of Parent or Offeror, is or may be materially adverse to the Company or any of its subsidiaries or affiliates, or Parent or Offeror shall have become aware of any fact which, in the sole judgment of Parent or Offeror, has or may have material adverse significance with respect to either the value of the Company or any of its subsidiaries or the value of the Shares to Parent, Offeror or any other affiliate thereof;

          (d) there shall have occurred or been threatened (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) any extraordinary or material adverse change in the financial markets or major stock exchange indices in the United States or abroad or in the market price of Shares, (iii) any change in the general political, market, economic or financial conditions in the United States or abroad that could, in the sole judgment of Offeror, have a material adverse effect upon the business, properties, assets, liabilities, capitalization, stockholders' equity, condition (financial or otherwise), operations, licenses or franchises, results of operations or prospects of the Company or material change in United States currency exchange rates or a suspension of, or limitation on, the markets therefor, (iv) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (v) any limitation (whether or not mandatory) by any government, domestic, foreign or supranational, or governmental entity on, or other event that, in the sole judgment of Offeror, might affect, the extension of credit by banks or other lending institutions, (vi) a commencement of a war or armed conflict or hostilities or other national or international calamity directly or indirectly involving the United States or (vii) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof;

          (e) other than the redemption of the Rights at the Redemption Price (as defined in Section 8 of the Offer to Purchase), the Company shall have
     (i) issued, distributed, pledged, sold or authorized, proposed or announced the issuance of or sale, distribution or pledge to any person of (A) any shares of its capital stock (other than sales or issuances pursuant to options outstanding on July 30, 1998 in accordance with their terms as disclosed on that date of the Shares or securities convertible into shares or any rights, warrants or options to acquire shares or convertible securities or any other securities of the Company) or (B) any other securities in respect of, in lieu of or in substitution for Shares outstanding on July 30, 1998, (ii) purchased, acquired or otherwise caused a reduction in the number of, or proposed or offered to purchase, acquire or otherwise reduce the number of, any outstanding Shares or other securities, (iii) declared, paid or proposed to declare or pay any dividend or distribution on Shares (other than regular quarterly dividends on the Shares not in excess of $0.27 per Share, and with record and payment dates, in accordance with recent practice) or on any other security or issued, authorized, recommended or proposed the issuance or payment of any other distribution in respect of the Shares whether payable in cash, securities or other property, (iv) altered or proposed to alter any material term of any outstanding security, (v) incurred any debt other than in the ordinary course of business and consistent with past practice or any debt containing burdensome covenants, (vi) issued, sold or authorized or announced or proposed the issuance of or sale to any person of any debt securities or any securities convertible into or exchangeable for debt securities or any rights, warrants or options entitling the holder thereof to purchase or otherwise acquire any debt securities or incurred or announced its intention, to incur any debt other than in the ordinary course of business and consistent with past practice, (vii) split, combined or otherwise changed, or authorized or proposed the split, combination or other change of the Shares or its capitalization, (viii) authorized, recommended, proposed or entered into or publicly announced its intent to enter into any consolidation, liquidation, dissolution, acquisition or disposition of a material amount of assets or securities, any material change in its capitalization, any waiver, release or relinquishment of any material contract rights or comparable right of the Company or any of its subsidiaries or any agreement contemplating any of the foregoing or any comparable event not in the ordinary course of business, or taken any action to implement any transaction previously authorized, recommended, proposed or publicly announced, (ix) after September 10, 1998, transferred into escrow any amounts required to fund any existing benefit, employment or severance agreements with any of its employees or entered into any employment, severance or similar agreement, arrangement or plan with any of its employees other than in the ordinary course of business and consistent with past practice or entered into or amended any agreements, arrangements or plans so as to provide for increased benefits to the employees as a result of or in connection with the transactions contemplated by the Offer or any other change in control of the Company, (x) except as may be required by law, taken any action to terminate or amend any employee benefit plan (as defined in Section 3(2) of ERISA) of the Company, or Parent or Offeror shall have become aware of any action which was not previously disclosed in publicly available filings, (xi) except as contemplated by the Offer, amended or proposed or authorized any amendment to its articles of incorporation or bylaws or similar organizational documents, (xii) authorized, recommended, proposed or entered into any other transaction that in the sole judgment of Parent or Offeror could, individually or in the aggregate, adversely affect the value of the Shares to Parent or Offeror or (xiii) agreed in writing or otherwise to take any of the foregoing actions or Parent or Offeror shall have learned about any action which has not previously been publicly disclosed by the Company and also set forth in filings with the Commission;

          (f) a tender or exchange offer for any Shares shall be made or publicly proposed to be made by any other person (including the Company or any of its subsidiaries or affiliates) or it shall be publicly disclosed or Offeror shall otherwise learn that (i) any person, entity (including the Company or any of its subsidiaries) or 'group' (within the meaning of
     Section 13(d)(3) of the Exchange Act) shall have acquired or proposed to acquire beneficial ownership of more than 5% of any class or series of capital stock of the Company (including the Shares), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of more than 5% of any class or series of capital stock of the Company (including the Shares) other than acquisitions for bona fide arbitrage purposes only and except as disclosed in a Schedule 13D or Schedule 13G on file with the Commission on the date of this Offer to Purchase, (ii) any such person, entity or group which, before the date of this Offer to Purchase, had filed such a Schedule with the Commission, has acquired or proposes to acquire, through the acquisition of stock, the formation of a group or otherwise, beneficial ownership of an additional 1% or more of any class or series of capital stock of the Company (including the Shares), or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of an additional 1% or more of any class or series of capital stock of the Company (including the Shares), (iii) any person or group shall enter into a definitive agreement or an agreement in principle or make a proposal with respect to a tender offer or exchange offer or a merger, consolidation or other business combination with or involving the Company or (iv) any person shall file a Notification and Report Form under the Hart-Scott-Rodino Act or make a public announcement reflecting an intent to acquire the Company or any assets or securities of the Company;

          (g) the Company and Parent or Offeror shall have reached an agreement or understanding that the Offer be terminated or amended or Parent or Offeror (or one of their respective affiliates) shall have entered into a definitive agreement or an agreement in principle to acquire the Company by merger or similar business combination;

          (h) Parent or Offeror shall become aware (i) that any material contractual right of the Company or any of its subsidiaries or affiliates shall be impaired or otherwise adversely affected or that any material amount of indebtedness of the Company of any of its subsidiaries shall become accelerated or otherwise become due prior to its stated due date, in either case with or without notice or the lapse of time or both, as a result of the transactions contemplated by the Offer, (ii) of any covenant, term or condition in any of the Company's or any of its subsidiaries' instruments or agreements that are or may be materially adverse to the value of the Shares in the hands of Offeror or any other affiliate of Parent (including, but not limited to, any event of default that may ensue as a result of the consummation of the Offer or any other business combination or the acquisition of control of the Company) or (iii) other than amendments publicly announced by the Company prior to September 10, 1998, the Rights Agreement shall have been amended in any material respect; or

          (i) Parent or Offeror shall not have obtained any waiver, consent, extension, approval, action or non-action from any governmental authority or agency which in its judgment is necessary to consummate the Offer, which, in the sole judgment of Parent or Offeror in any case, and regardless of the circumstances (including any action or inaction by Parent or Offeror or any of their affiliates) giving rise to any condition, makes it inadvisable to proceed with the Offer and/or with acceptance for payment or payment for Shares.

     The foregoing conditions are for the sole benefit of Parent and Offeror and may be asserted by Parent and Offeror in their sole discretion regardless of the circumstances giving rise to any conditions or may be waived by Parent or Offeror in their sole discretion in whole or in part at any time and from time to time. The failure by Parent or Offeror at any time to exercise any of the foregoing rights will not be deemed a waiver of any right and each right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by Parent or Offeror concerning any condition or event described in this Section 14 shall be final and binding upon all parties.

     If the Offeror makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer without relying on the exercise of its reasonable judgment or some other objective criteria, the Offeror will disseminate additional tender offer materials and extend the Offer to the extent required by Rules 14d-4(c), 14d-6(d) and 14e-1 of the Exchange Act.

     BECAUSE THE OFFER, AS AMENDED, CONTEMPLATES THE PURCHASE OF UP TO AN AGGREGATE OF 40,000,000 SHARES, OFFEROR BELIEVES THAT, BASED ON THE NUMBER OF SHARES OUTSTANDING AS REPORTED IN THE COMPANY 1998 SECOND QUARTER 10-Q, THE AMENDED BUSINESS COMBINATION CONDITION, THE AMENDED CONTROL SHARE CONDITION AND THE AMENDED RIGHTS CONDITION WILL BE SATISFIED FOR PURPOSES OF THE OFFER.

     9. CERTAIN LEGAL MATTERS; REGULATORY APPROVALS; CERTAIN LITIGATION. The discussion set forth in Section 15 of the Offer to Purchase is hereby amended and supplemented as follows:

     CERTAIN LITIGATION. On August 4, 1998, Parent filed a complaint against the Company in the Eastern District of Pennsylvania, styled AlliedSignal Inc. v. AMP Incorporated, C.A. No. 98-CV-4058 (JTG) (the 'AlliedSignal Complaint'), which is now being amended as set forth below.

     On August 21, 1998, the Company filed a complaint against Parent and Offeror in the Eastern District of Pennsylvania styled AMP Incorporated v. AlliedSignal Corporation and PMA Acquisition Corporation, C.A. No. 98-CV-4405 (the 'Company Action'). The complaint seeks: (i) declaratory relief declaring that the proposals set forth in Parent's consent solicitation are contrary to Pennsylvania law because Parent's Nominees 'could not fulfill their fiduciary duties both to [Parent] and its shareholders and to [the Company]'; and (ii) injunctive relief prohibiting Parent from (a) soliciting consents, (b) pursuing the initial Offer, and (c) soliciting any consents unless full and accurate disclosure is made regarding the nature of Parent's proposals. Parent and Offeror believe there is no merit to the Company's allegations and intend to vigorously defend themselves against this lawsuit.

     On August 24, 1998, the Company filed an Answer to the AlliedSignal Complaint denying Parent's contentions and asserting as affirmative defenses that (i) the AlliedSignal Complaint fails to state a claim for which relief may be granted, (ii) Parent does not have standing to bring the claims and (iii) the claims are moot because the Rights Agreement has been amended and the 'Dead Hand Provision' has been removed.

     On September 11, 1998, in the Company Action, the Company filed a motion for Partial Summary Judgment in the Nature of a Declaratory Judgment seeking a declaration that Parent's consent solicitation plan is 'unlawful and in violation of Pennsylvania law and public policy' on the ground that allegedly Parent's 'plan to pack AMP's Board [with Parent's nominees] will created a pervasive and irreconcilable conflict of interest -- one that is abhorrent to the law and public policy of the Commonwealth.' The Company requested that the hearing on that motion be scheduled to be heard on September 28, 1998.

     Parent is filing a motion to amend the AlliedSignal Complaint (the 'Amended Complaint'). The Amended Complaint will seek: (i) declaratory and injunctive relief declaring the Nonredemption Provision invalid under Pennsylvania law; or to the extent that the Nonredemption Provision and other anti-takeover devices that preclude tender offers and consent solicitations are permitted under Pennsylvania law, declaring this law as so applied unconstitutional under the Supremacy and Commerce Clauses of the United States Constitution and (ii) declaratory and injunctive relief prohibiting any effort by the Company Board to manipulate or otherwise subvert the process of corporate democracy by (a) amending the Company By-laws, (b) taking advantage of the delay of the Record Date until October 15, 1998, to manipulate the corporate machinery or thwart or interfere with the Offer or the Amended Consent Solicitation, or (c) taking any other action to frustrate the Offer or the Amended Consent Solicitation.

     Parent is also filing a motion for (1) partial summary judgment on its claim for a declaratory judgment in the Amended Complaint that the Nonredemption Provision is ultra vires and invalid, or, in the alternative, a preliminary injunction restraining enforcement of the Nonredemption Provision; and (2) a preliminary injunction prohibiting the Company Board from amending the Company By-laws or Rights Agreement or taking any other action that would, as a practical matter, make the shareholder vote on the Amended Consent Solicitation meaningless. Parent will request that its motion be heard on the same date on which the Court schedules the hearing on the Company's motion in the Company Action.

     10. MISCELLANEOUS. Parent and Offeror have filed with the Commission amendments to the Schedule 14D-1, together with exhibits, pursuant to Rule 14d-3 of the General Rules and Regulations under the Exchange Act, furnishing certain additional information with respect to the Offer. The Schedule 14D-1, and any amendments thereto, may be inspected at, and copies may be obtained from, the same places and in the same manner as set forth in Section 9 of the Offer to Purchase (except that they may not be available at the regional offices of the Commission).

                                          PMA ACQUISITION CORPORATION
September 14, 1998                        ALLIEDSIGNAL INC.

     Facsimile copies of the Letters of Transmittal, properly completed and duly executed, will be accepted. The Letters of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                        The Depositary for the Offer is:
                               THE BANK OF NEW YORK

               By Mail:                           By Facsimile:                  By Hand/Overnight Courier:
     Tender & Exchange Department       (For Eligible Institutions Only)        Tender & Exchange Department
            P.O. Box 11248                        (212) 815-6213                      101 Barclay Street
         Church Street Station                                                   Receive and Deliver Window
       New York, N.Y. 10286-1248              Confirm by telephone:                 New York, N.Y. 10286
                                                 1-800-507-9357

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager, at their respective addresses and telephone numbers set forth below. Additional copies of this First Supplement, the Offer to Purchase, the Letters of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Offeror's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                     The Dealer Managers for the Offer are:

   LAZARD FRERES & CO. LLC                                GOLDMAN, SACHS & CO.
     30 Rockefeller Plaza                                   85 Broad Street
   New York, New York 10020                             New York, New York 10004
(212) 632-6717 (call collect)                               (800) 323-5678

                                 APPENDIX 1

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 10, 1998
                          AS AMENDED AND SUPPLEMENTED
                            BY THE FIRST SUPPLEMENT
                            DATED SEPTEMBER 14, 1998
                                       BY
                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.

--------------------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                                The Depositary:

                              THE BANK OF NEW YORK

                 By Mail:                                 By Facsimile:                         By Hand/Overnight Courier:
       Tender & Exchange Department              (For Eligible Institutions Only)              Tender & Exchange Department
              P.O. Box 11248                              (212) 815-6213                            101 Barclay Street
          Church Street Station                       Confirm by telephone:                     Receive and Deliver Window
        New York, N.Y. 10286-1248                         1-800-507-9357                           New York, N.Y. 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal or the Letter of Transmittal previously delivered to shareholders is to be used either if certificates for Shares and, if applicable, Rights (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and, if applicable, Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase')) and pursuant to the procedures set forth in Section 3 of the Offer to Purchase, as amended, by the First Supplement to the Offer to Purchase, dated September 14, 1998 (the 'First Supplement') or delivery of Shares is to be made using DRS (as defined below). UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE INITIAL OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE
SECTION 3 OF THE OFFER TO PURCHASE.

     SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

---------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    SHARES TENDERED
                  (PLEASE FILL IN, IF BLANK)                                    (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                         SHARE                OF SHARES              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             SHARES
                                                                      NUMBER(S)*           CERTIFICATE(S)*          TENDERED**
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                     TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
     If you hold your Shares through direct registration, check this box and write your DRS number and the number of Shares tendered by DRS in space provided. [ ]
                                                      DRS Number ................................................................
                                                      Number of Shares held through DRS .........................................
---------------------------------------------------------------------------------------------------------------------------------
    *Need not be completed by shareholders tendering by book-entry transfer.
---------------------------------------------------------------------------------------------------------------------------------
   **Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF RIGHTS TENDERED*
---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                      RIGHTS TENDERED
                 (PLEASE FILL IN, IF BLANK)                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                        RIGHTS                OF RIGHTS              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             RIGHTS
                                                                      NUMBER(S)**         CERTIFICATE(S)**          TENDERED***
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------
                                                                     TOTAL RIGHTS
---------------------------------------------------------------------------------------------------------------------------------
   *Need not be completed if Distribution Date has not occurred.
  **If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued.
 ***Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution  .............................................

   Account No.  ............................................................ at

             [ ] The Depository Trust Company

   Transaction Code No.  ......................................................

Ladies and Gentlemen:

     The undersigned hereby tenders to PMA Acquisition Corporation, a Delaware corporation (the 'Offeror'), a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation (the 'Parent'), the above-described shares of Common Stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), together with an equal number of any associated Common Stock Purchase Rights (the 'Rights') issued pursuant to the Rights Agreement, as amended (the 'Rights Agreement'), between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement to the Offer of Purchase, dated September 14, 1998 (the 'First Supplement') and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer'), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and, if applicable, Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares and, if applicable, Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998), and irrevocably constitutes and appoints The Bank of New York (the 'Depositary'), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and, if applicable, Rights (and any such other Shares, Rights or securities or rights), to (a) deliver certificates for such Shares and Rights (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) in the case of participants in the Direct Registration System ('DRS'), to place a stop against the Shares held under DRS and, following expiration of the Offer, to instruct the Transfer Agent to transfer such Shares,
(c) present such Shares and Rights (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, if applicable, Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after August 10, 1998) and, when the same are accepted for payment by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998).

     THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE, AS AMENDED. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights (the 'Rights Delivery Period'). However, after expiration of the Rights Delivery Period, the Offeror may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, Offeror will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a), subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or
(b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering shareholder to deliver Rights. Any determination by the Offeror to make payment for Shares in reliance upon such agreement or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Offeror.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, as amended, this tender is irrevocable.

     The undersigned hereby irrevocably appoints designees of Offeror as the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the shareholder's right with respect to the Shares (or, if applicable, Rights) tendered by the undersigned and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of these Shares on or after August 10, 1998). All powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by Offeror in accordance with the terms of the Offer. Upon acceptance for payment, all prior proxies, other than any consents in favor of proposals set forth in the Consent Solicitation given by the undersigned with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the undersigned (and, if given or executed, will not be deemed effective) with respect for these Shares. The designees of Offeror will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of the undersigned as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by written consent in lieu of any meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for the Shares, Offeror or its designee must be able to exercise full voting and other rights with respect to the Shares and the other securities or rights issued or issuable in respect of the Shares, including the voting of Common Stock at any shareholders meeting (whether annual or special or whether or not adjourned) or written consents in lieu of any meeting or otherwise.

     The undersigned understands that the valid tender of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase, as amended, and in the Instructions hereto, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein under 'Special Payment Instructions', please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. Similarly, unless otherwise indicated under 'Special Delivery Instructions', please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under 'Special Payment Instructions', please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Offeror does not accept for payment any of the Shares or Rights, respectively, so tendered.

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares or Rights tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

   Issue check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)

                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares or Rights tendered by book-entry transfer to the account set forth below:

    .........................................................................
                             NAME OF ACCOUNT PARTY

    .........................................................................
                                  ACCOUNT NO.

   [ ] The Depository Trust Company
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SIGN HERE

                       (COMPLETE SUBSTITUTE FORM W-9 BELOW)

   ............................................................................

   ............................................................................
                             SIGNATURE(S) OF OWNER(S)

   ............................................................................

   Name(s) .....................................................................

   ............................................................................

   Capacity (full title) .......................................................

   Address .....................................................................

   ............................................................................

   ............................................................................
                               (INCLUDING ZIP CODE)
   ............................................................................

   Area Code and Telephone Number ..............................................

   Taxpayer Identification Number ..............................................

   Dated: ............................................................... , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

   If a participant in the Direct Registration System ('DRS'), the person(s) signing above hereby directs the Transfer Agent to place a stop against the aforementioned number of Shares held through DRS pending the expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS 1 AND 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized signature(s) .....................................................

   Name ........................................................................

   Name of Firm ................................................................

   Address .....................................................................

    ............................................................................
                                               (INCLUDING ZIP CODE)
   Area Code and Telephone Number ..............................................

   Dated: ............................................................... , 1998
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                            PAYOR'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    PART III -- Social Security Number
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW      or Employer Identification
                                                                                    Number ___________________________
FORM W-9                                                                            (If awaiting TIN write 'Applied For')
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE       ---------------------------------------------------------------------------------------------
                                 PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
                                 Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
PAYOR'S REQUEST                  instructed therein.
FOR TAXPAYER                     Certification -- Under penalties of perjury, I certify that:
IDENTIFICATION                   (1) The number shown on this form is my correct TIN (or I am waiting for a number to
NUMBER ("TIN")                       be issued to me); and
                                 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that
                                     I am no longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
                               ---------------------------------------------------------------------------------------------
                                 SIGNATURE ........................................  DATE ..................................
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

Signature ...............................    Date ..............................
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith, unless such registered holder(s) has completed either the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' on the Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES.

     This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and, if applicable, Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase or if delivery of Shares is to be made pursuant to DRS. For a shareholder validly to tender Shares and Rights pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses or Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date.

     UNLESS THE AMENDED RIGHTS CONDITION IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. Unless the Distribution Date occurs, a tender of Shares will also constitute a tender of the associated Rights. If the Distribution Date occurs and separate certificates representing the Rights are distributed prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     The term 'Agent's Message' means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights that are to be tendered in the box entitled 'Number of Shares Tendered' or 'Number of Rights Tendered', as appropriate. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.

     The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION.

     If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. WAIVER OF CONDITIONS.

     The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares or Rights tendered.

9. 31% BACKUP WITHHOLDING.

     In order to avoid 'backup withholding' of federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 in this Letter of Transmittal and certify under penalty of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the 'IRS') may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance or additional copies of the Offer to Purchase, the First Supplement, the Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Managers at their respective addresses set forth below.

11. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE FIRST SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares or Rights are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000

                                      (or)

                           Banks and Brokerage Firms.
                                  Please Call:
                                 (800) 662-5200

                     The Dealer Managers for the Offer are:

       LAZARD FRERES & CO. LLC                         GOLDMAN, SACHS & CO.
         30 Rockefeller Plaza                            85 Broad Street
       New York, New York 10020                     New York, New York 10004

September 14, 1998

                                 APPENDIX 2

        LAZARD FRERES & CO. LLC                   GOLDMAN, SACHS & CO.
          30 Rockefeller Plaza                       85 Broad Street
        New York, New York 10020                New York, New York 10004

                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       40,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                              $44.50 NET PER SHARE

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.

                                                              September 14, 1998

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     We have been appointed by PMA Acquisition Corporation, a Delaware corporation ('Offeror') and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), to act as financial advisors and Dealer Managers in connection with Offeror's offer to purchase up to an aggregate of 40,000,000 shares of common stock, without par value (the 'Shares'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement to the Offer to Purchase, dated September 14, 1998 (the 'First Supplement'), and in the related Letter of Transmittal (which together constitute the 'Offer') enclosed herewith.

     Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of a Share. Unless and until the Distribution Date (as defined in Section 8 of the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date of the Offer, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for the Shares to be validly tendered in accordance with the procedures described in
Section 3 of the Offer to Purchase, as amended. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates for Rights are distributed to shareholders, all as provided in
Section 3 of the Offer to Purchase, as amended. Offeror reserves the right to require that it receive these certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, these certificates, if the certificates have been distributed to holders of Shares. Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Shares in your name or in the name of your nominee.

     THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE MINIMUM CONDITION (AS DEFINED IN THE OFFER TO PURCHASE). IT IS CONDITIONAL UPON CERTAIN OTHER TERMS AND CONDITIONS CONTAINED IN THE FIRST SUPPLEMENT.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

          1. The First Supplement, dated September 14, 1998.

          2. The Letter of Transmittal to tender Shares and, if applicable, Rights for your use and for the information of your clients. Facsimile copies of the Letter of Transmittal (with manual signatures) may be used to tender Shares and, if applicable, Rights.

          3. A printed form of letter which may be sent to your clients for whose accounts you hold Shares and/or Rights registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer.

          4. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9.

          5. Return envelope addressed to the Depositary.

     YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.

     In order to accept the Offer, an appropriate duly executed and properly completed Letter of Transmittal and any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery of Shares and/or Rights and any other documents required by the Letter of Transmittal should be sent to the Depositary and either Share and, if applicable, Rights Certificates representing the tendered Shares and Rights should be delivered to the Depositary, or, in the case of book-entry delivery of Shares or Rights, such Shares or Rights should be tendered by book-entry transfer into the Depositary's account maintained at one of the Book Entry Transfer Facilities (as described in the Offer to Purchase), all in accordance with the instructions set forth in the Letter of Transmittal and the Offer to Purchase as amended by the First Supplement.

     SHARES MAY BE TENDERED ONLY BY THE PROPER EXECUTION AND COMPLETION OF THE LETTER OF TRANSMITTAL. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE INITIAL OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE
SECTION 3 OF THE OFFER TO PURCHASE.

     Offeror will not pay any commissions or fees to any broker, dealer or other person (other than the Dealer Managers and the Information Agent, as described in Offer to Purchase) for soliciting tenders of Shares and/or Rights pursuant to the Offer. Offeror will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. Offeror will pay or cause to be paid any stock transfer taxes payable on the transfer of Shares and/or Rights to it, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed material may be obtained from, the Dealer Managers or the Information Agent, at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase.

                             Very truly yours,
                             LAZARD FRERES & CO. LLC        GOLDMAN, SACHS & CO.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE PARENT, THE OFFEROR, THE DEPOSITARY, THE INFORMATION AGENT OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

                                 APPENDIX 3






                           PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       40,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                                $44.50 PER SHARE

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.

                                                              September 14, 1998

To Our Clients:

     Enclosed for your consideration is the First Supplement, dated September 14, 1998 (the 'First Supplement') to the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), and the related Letter of Transmittal (which as may be amended or supplemented from time to time, collectively constitute the 'Offer') relating to an offer by PMA Acquisition Corporation, a Delaware corporation ('Offeror'), and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), to purchase up to an aggregate of 40,000,000 shares of common stock, without par value (the 'Shares'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share, net to the seller in cash (the 'Offer Price'), without interest, upon the terms and subject to the conditions set forth in the Offer.

     Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of a Share. Unless and until the Distribution Date (as defined in Section 8 of the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date of the Offer, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for the Shares to be validly tendered in accordance with the procedures described in
Section 3 of the Offer to Purchase, as amended. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates for Rights are distributed to shareholders, all as provided in
Section 3 of the Offer to Purchase, as amended. Offeror reserves the right to require that it receive these certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, these certificates, if the certificates have been distributed to holders of Shares. Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     SHARES MAY BE TENDERED ONLY BY THE PROPER EXECUTION AND COMPLETION OF THE LETTER OF TRANSMITTAL. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE INITIAL OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE
SECTION 3 OF THE OFFER TO PURCHASE.

     THIS MATERIAL IS BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF SHARES AND, IF APPLICABLE, RIGHTS CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME.

     A TENDER OF SUCH SHARES AND, IF APPLICABLE, RIGHTS CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SHARES AND, IF APPLICABLE, RIGHTS HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish to tender any or all of the Shares and Rights held by us for your account, upon the terms and conditions set forth in the Offer.

     Please note the following:

          1. The Offer Price is $44.50 per Share, net to the seller in cash, without interest.

          2. The Offer is being made for up to an aggregate of 40,000,000 Shares and, if applicable, Rights. Following completion of the Offer, Offeror intends to promptly commence a second tender offer to purchase all outstanding Shares not owned by Offeror at a price of $44.50 per Share, net to the seller in cash, without interest thereon, upon essentially the same terms and conditions set forth in the Offer to Purchase.

          3. The Offer, withdrawal rights and proration period will expire at 12:00 midnight, New York City time, on Friday, September 25, 1998, unless the Offer is extended.

          4. The Offer is subject to satisfaction of certain terms and conditions (see Introduction, Section 1 and Section 14 of the Offer to Purchase and Section 8 of the First Supplement).

          5. Tendering Shareholders will not be obligated to pay brokerage fees or commissions or, except as set forth in the Letter of Transmittal, stock transfer taxes on the transfer of Shares and, if applicable, Rights pursuant to the Offer.

          6. Payment for Shares and, if applicable, Rights accepted for payment pursuant to the Offer will be made only after timely receipt by The Bank of New York (the 'Depositary') of (i) certificates for the Shares and, if applicable, Rights, or timely confirmation of a book-entry transfer of the Shares and/or Rights into the Depositary's account at The Depository Trust Company (the 'Book-Entry Transfer Facility'), pursuant to the procedures set forth in Section 3 of the Offer to Purchase, as amended, (ii) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) with all required signature guarantees or, in the case of book-entry transfer of Shares, if applicable, an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer and (iii) any other documents required by the Letter of Transmittal.

     If you wish to have us tender any or all of your Shares and, if applicable, Rights, please so instruct us by completing, executing, detaching and returning to us the instruction form contained in this letter. An envelope to return your instruction to us is enclosed. If you authorize tender of your Shares and, if applicable, Rights, all such Shares and, if applicable, Rights will be tendered unless otherwise indicated in such instruction form. PLEASE FORWARD YOUR INSTRUCTIONS TO US AS SOON AS POSSIBLE TO ALLOW US AMPLE TIME TO TENDER YOUR SHARES ON YOUR BEHALF PRIOR TO THE EXPIRATION OF THE OFFER.

     Offeror is not aware of any jurisdiction where the making of the Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If Offeror becomes aware of any valid state statute prohibiting the making of the Offer or the acceptance of the Shares or Rights pursuant thereto, Offeror will make a good faith effort to comply with such state statute. If, after such good faith effort, Offeror cannot comply with any such state statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares or Rights in such state. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Offeror by the Dealer Managers (as defined in the Offer to Purchase) or one or more registered brokers or dealers which are licensed under the laws of such jurisdiction.

          INSTRUCTIONS WITH RESPECT TO THE OFFER TO PURCHASE FOR CASH
            UP TO AN AGGREGATE OF 40,000,000 SHARES OF COMMON STOCK
               (AND THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED

     The undersigned acknowledge(s) receipt of your letter and the enclosed First Supplement, dated September 14, 1998, to the Offer to Purchase, dated August 10, 1998, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer') in connection with the offer by PMA Acquisition Corporation ('Offeror'), a Delaware corporation and a wholly owned subsidiary of AlliedSignal Inc., a Delaware Corporation ('Parent'), to purchase up to an aggregate of 40,000,000 shares of Common Stock, without par value (the 'Common Stock'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share and, if applicable, Rights, in each case net to the seller in cash, without interest thereon, in each case upon the terms and subject to the conditions set forth in the Offer to Purchase.

     This will instruct you to tender to Offeror the number of shares of Common Stock and, if applicable, Rights, indicated below (or if no number is indicated below, all shares of Common Stock and, if applicable, Rights) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.

     Number of Shares and, if applicable, Rights to be Tendered:      Shares

     Unless otherwise indicated, it will be assumed that you instruct us to tender all Shares and/or Rights held by us for your account.

                                   SIGN HERE

Signature(s)  ..................................................................
(Print Name(s))  ...............................................................
(Print Address(es))  ...........................................................
(Area Code and Telephone Number(s))  ...........................................
(Taxpayer Identification or Social Security Number(s))  ........................

                               APPENDIX 4
Contact:  Mark Greenberg
          (973) 455-5445

        72% OF AMP SHARES ARE TENDERED TO ALLIEDSIGNAL, A MAJOR VICTORY
                               ----------------
       ALLIEDSIGNAL AMENDS OFFER; WILL PAY $44.50 CASH FOR 40 MILLION AMP
          SHARES (18%), NOT CONDITIONAL ON REDEMPTION OF POISON PILL;
             WILL RESUME CONDITIONAL OFFER FOR REMAINING AMP SHARES
                           FOLLOWING PURCHASE OF 18%
                              ----------------
              ALSO AMENDS CONSENT SOLICITATION TO ADD BYLAW CHANGE
                 TO REMOVE POISON PILL AUTHORITY FROM AMP BOARD
                              ----------------
                  ACTIONS REFLECT ALLIEDSIGNAL'S FIRM RESOLVE
                         TO COMPLETE ACQUISITION OF AMP

     MORRIS TOWNSHIP, New Jersey, September 14, 1998--AlliedSignal Inc. [NYSE:
ALD] announced today that 157,391,059 shares of AMP Incorporated [NYSE:
AMP]--72% of the total outstanding--have been tendered to AlliedSignal by AMP shareowners.

     "AMP's shareowners have spoken decisively in favor of AlliedSignal's proposed transaction," said Lawrence A. Bossidy, Chairman and Chief Executive Officer of AlliedSignal.

     "In the face of AMP's plea to shareowners not to tender their shares," said Bossidy, "this is an exceptionally strong message that AMP shareowners want the right to decide for themselves whether to sell. It is a vote of no confidence in management's restructuring plan and a mandate in favor of AlliedSignal's offer. We're hopeful that the AMP board will now be responsible to its shareowners," said Bossidy.

     Since AMP's refusal to redeem the poison pill prevents AlliedSignal from purchasing more than 20% of the outstanding shares, AlliedSignal will proceed immediately to purchase as many as it can without triggering AMP's poison pill. Accordingly, AlliedSignal announced today that it is amending its tender offer to purchase up to 40 million AMP shares at $44.50 per share in cash, even if the poison pill is not redeemed. "Acquiring these shares will advance our plan to acquire the remaining shares of AMP as soon as practical," said Bossidy.

     The $1.8-billion amended tender offer will expire at midnight, New York City time, on September 25, 1998, unless extended. If the offer is successful, AlliedSignal will own 18% of AMP by October 15, the record date set by AMP for AlliedSignal's consent solicitation. AlliedSignal intends to continue its efforts to complete the acquisition of AMP by all available means, including a tender offer of $44.50 in cash per share for all of AMP's remaining shares, conditioned on the removal of the poison pill.

     AlliedSignal also announced today that it will amend its previously announced shareowner consent solicitation to add a proposal that AMP shareowners amend the bylaws of AMP to remove from AMP's board of directors any authority with respect to AMP's poison pill. Instead, the poison pill power would be vested in new representatives approved by AMP shareowners. These representatives would restore shareowner democracy to AMP by ensuring that the poison pill could not be used to deny shareowners the right to decide for themselves whether to take advantage of a cash tender offer for all of AMP's shares.

     "Our amended tender offer and consent solicitation demonstrate our firm resolve to complete the acquisition of AMP," said Bossidy.

     Shareowners who have already tendered need not take any further action to take advantage of the amended offer. If more than 40 million AMP shares are tendered under the amended offer, AlliedSignal will prorate its purchases among all tendered shares. AMP shareowners will receive amended tender offer materials from AlliedSignal explaining the offer. Any shares not purchased will be returned to AMP shareowners following the September 25 expiration of the amended offer. AMP shareowners will then be able to tender their remaining shares in the subsequent offer for all remaining AMP shares.

     This news release does not constitute a solicitation of a proxy, consent or authorization for or with respect to a meeting of the company's shareowners or any action in lieu thereof. Any such solicitations will be made only pursuant to separate materials in compliance with the requirements of Section 14(a) of the Securities Exchange Act of 1934, as amended.

     Lazard Freres & Co. LLC and Goldman, Sachs & Co. are the Dealer Managers for the offer, the complete terms and conditions of which are available by contacting the Information Agent, Morrow & Co., Inc. at (800) 662-5200.

     AlliedSignal is an advanced technology and manufacturing company serving customers worldwide with aerospace and automotive products, chemicals, fibers, plastics and advanced materials. The company employs 70,500 people worldwide. AlliedSignal is a component of the Dow Jones Industrial Average and Standard & Poor's 500 Index, and it is included in Fortune magazine's lists of the "Most Admired Companies" and "Best Places to Work."







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                                      -4-



Additional information on the company is available on the World Wide Web at http://www.alliedsignal.com/.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

     AlliedSignal Inc. ("AlliedSignal"), PMA Acquisition Corporation ("Acquisition Subsidiary") and certain other persons named below may solicit the consent of shareholders (a) to elect seventeen nominees (the "Nominees") as directors of AMP Incorporated ("AMP") pursuant to a shareholder action by written consent (the "Consent Solicitation") and (b) in favor of the adoption of five proposals to amend the By-laws of AMP. The participants in this solicitation may include the directors of AlliedSignal (Hans W. Becherer, Lawrence A. Bossidy (Chairman of the Board and Chief Executive Officer), Ann M. Fudge, Paul X. Kelley, Robert P. Luciano, Robert B. Palmer, Russell E. Palmer, Frederic M. Poses (President and Chief Operating Officer), Ivan G. Seidenberg, Andrew C. Sigler, John R. Stafford, Thomas P. Stafford, Robert C. Winters and Henry T. Yang), each of whom is a Nominee; and the following executive officers and employees of AlliedSignal: Peter M. Kreindler (Senior Vice President, General Counsel and Secretary), Donald J. Redlinger (Senior Vice President - Human Resources and Communications), and Richard F. Wallman (Senior Vice President and Chief Financial Officer), each of whom is a Nominee, and Terrance
L. Carlson (Deputy General Counsel), Robert F. Friel (Vice President and Treasurer), John W. Gamble, Jr., (Assistant Treasurer), Mark E. Greenberg (Vice President, Communications), John L. Stauch (Director, Investor Relations), Robert J. Buckley (Manager, Investor Relations), G. Peter D'Aloia (Vice President, Planning & Development) Mary Elizabeth Pratt (Assistant General Counsel) and James V. Gelly (Vice President, Finance, Aerospace Marketing, Sales & Service).

     As of the date of this communication, AlliedSignal is the beneficial owner of 100 shares of common stock of AMP. Mr. Greenberg is the beneficial owner of 100 shares of common stock of AMP. Other than set forth herein, as of the date of this communication, neither AlliedSignal, Acquisition Subsidiary nor any of their respective directors, executive officers or other representatives or employees of AlliedSignal, any Nominees or other persons known to AlliedSignal who may solicit proxies has any security holdings in AMP. AlliedSignal disclaims beneficial ownership of any securities of AMP held by any pension plan or other employee benefits plan of AlliedSignal or by any affiliate of AlliedSignal.

     Although neither Lazard Freres & Co. LLC ("Lazard Freres") nor Goldman, Sachs & Co. ("Goldman Sachs"), the financial advisors to AlliedSignal, admits that it or any of its members, partners, directors, officers, employees or affiliates is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that Schedule 14A requires the disclosure of certain information concerning Lazard Freres or Goldman Sachs, Steven J. Golub and Mark T. McMaster (each a Managing Director) and Yasushi Hatakeyama (a Director) of Lazard Freres, and Robert S. Harrison and Wayne L. Moore (each a Managing Director) and Peter Gross and Peter Labbat (each a Vice President) of Goldman Sachs, may assist AlliedSignal in the solicitation of consents of shareholders. Both Lazard Freres and Goldman Sachs engage in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of its business Lazard Freres and Goldman Sachs may trade securities of AMP for its own account and the accounts of its customers, and accordingly, may at any time hold a long or short position in such securities. Lazard Freres has informed AlliedSignal that as of August 6, 1998, Lazard Freres held a net long position of approximately 20,861 shares of common stock of AMP, and Goldman Sachs has informed AlliedSignal that as of August 7, 1998, Goldman Sachs held a net long position of approximately 800,000 shares of common stock of AMP.

     Except as disclosed above, to the knowledge of AlliedSignal, none of AlliedSignal, the directors or executive officers of AlliedSignal, the employees or other representatives of AlliedSignal or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in AMP.

                                       ###


9/14/98






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
                              APPENDIX 5

                                                              September 14, 1998


                        [ALLIEDSIGNAL LETTERHEAD]




VIA FACSIMILE AND BY HAND
--------------------------
AMP Incorporated
470 Friendship Road
Harrisburg, PA  17111
         Attention:  David F. Henschel, Corporate Secretary
                        and Associate General Legal Counsel

Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022
         Attention:  Peter Allan Atkins, Esq.

Gentlemen:

     In accordance with the agreement between AlliedSignal Inc. ("AlliedSignal") and AMP Incorporated ("AMP"), dated September 4, 1998, AlliedSignal hereby gives notice that it is filing today with the Securities and Exchange Commission (the "SEC") an amendment to its preliminary consent solicitation statement ("Consent Solicitation Statement") with respect to its intended solicitation of written consents from AMP's shareholders for certain proposals. The amendment adds one proposal (the "additional proposal") to the proposals specified in my letter of August 11, 1998 (the "original proposals"). Both the original proposals and the additional proposal are described in the Consent Solicitation Statement, a copy of which is enclosed for your reference. AlliedSignal will not seek to have the Consent Solicitation Statement declared effective any sooner than September 21, 1998.

     AlliedSignal's consent solicitation is designed to remove the obstacles confronting the $44.50 per share cash offer by AlliedSignal for AMP stock. AlliedSignal, by letter of August 11, 1998, requested that AMP's Board of Directors fix a record date for determining shareholders entitled to consent to corporate action in writing without a meeting. On August 20, 1998, AMP's Board fixed October 15, 1998 as the record date for the solicitation. On the same date, however, AMP's Board also changed AMP's Rights Agreement. The changes included a nonredemption provision, purporting to make the rights issued pursuant to the Rights Agreement non-redeemable by any directors, even "disinterested" directors, if a majority of AMP's Board are persons other than present AMP directors or their designees.





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     The additional proposal is designed to make the Rights Agreement, as amended, inapplicable to any tender offer that results in the offeror becoming the beneficial owner of a majority of AMP shares as well as to any merger receiving the requisite vote of AMP shareholders. Because the additional proposal has the same objective as the original proposals, because it is related in purpose and effect to the original proposals, and because it arose only in response to changes initiated by AMP as a result of the original proposals, AlliedSignal will proceed on the basis that the record date of October 15, 1998 fixed by AMP's Board for the original solicitation applies to the additional proposal. That date is also more than adequate to ensure that all material information is available to AMP shareholders before they make any decisions on the proposals. In that regard, AlliedSignal today is making a public announcement of its proposals and, as noted above, is filing the Consent Solicitation Statement with the SEC. The October 15 record date thus will provide AMP's shareholders more than 30 days' notice of the proposals and will allow AMP to comply with all applicable SEC and New York Stock Exchange rules.

     AlliedSignal requests that AMP promptly provide written confirmation to the undersigned that October 15, 1998 is the record date for determining those shareholders entitled to consent in writing without a meeting to the additional proposal.

     In the event that Section 1.7.2 of the AMP Bylaws is interpreted to require a separate request to fix the record date for the additional proposal, AlliedSignal, as the record holder of 100 shares of AMP common stock, hereby requests, pursuant to Section 1.7.2 of the AMP Bylaws, that AMP's Board of Directors fix October 15, 1998 as the record date for determining shareholders entitled to consent in writing without a meeting to the corporate action specified in the additional proposal.

     If you have any questions, please call the undersigned at (973) 455-5513, Arthur Fleischer, Jr., Esq. at (212) 859-8120, or Charles M. Nathan, Esq. at
(212) 859-8334.

                                                  Very truly yours,
                                                  Peter Kreindler, Esq.
                                                  ----------------------------
                                                  Peter Kreindler, Esq.
                                                  Senior Vice President,
                                                  General Counsel and Secretary